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                                                               EXHIBIT NO. 99(d)

       SHARES OF                                             SHARES OF
BENEFICIAL INTEREST                                     BENEFICIAL INTEREST

        WITHOUT                                               WITHOUT
       PAR VALUE                                             PAR VALUE

ORGANIZED UNDER THE LAWS
    OF THE COMMONWEALTH                        THIS CERTIFICATE IS TRANSFERABLE
      OF MASSACHUSETTS                         IN BOSTON AND IN NEW YORK CITY

                                                      C U S I P   552738 10 6
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                           MFS MUNICIPAL INCOME TRUST

                  THIS CERTIFIES THAT




                                 S P E C I M E N



                  IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST OF

                  MFS Municipal Income Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Declaration of Trust and By-Laws of the Trust, each as from time to time amended, (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
                  Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

Dated:                                              MFS Municipal Income Trust

COUNTERSIGNED AND REGISTERED:                       BY:
  STATE STREET BANK AND TRUST COMPANY
      (BOSTON)
                   TRANSFER AGENT
                   AND REGISTRAR,
BY:                              W. THOMAS LONDON             ROBIN S. HUNTLEY
                                 W. Thomas London             Robin S. Huntley
AUTHORIZED SIGNATURE               TREASURER                      PRESIDENT